UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2008

MANDALAY MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	00-10039	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 601-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant.

Effective May 28, 2008, Mandalay Media, Inc. (the “Company”) dismissed Raich Ende Malter & Co. LLP (“Raich Ende”) as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Company’s Board of Directors (the “Board”).

No reports issued by Raich Ende during the time that it has served as the Company’s principal accountant, from May 11, 2007 to May 28, 2008, contained an adverse opinion or disclaimer of opinion, nor were any reports issued by Raich Ende qualified or modified as to uncertainty, audit scope, or accounting principles. During the time that Raich Ende served as the Company’s principal accountant, there were no disagreements with Raich Ende on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Raich Ende, would have caused Raich Ende to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements during such periods. None of the events described in Item 304(a)(1)(iv)(B) of Regulation S-K occurred during the period that Raich Ende served as the Company’s principal accountant.

The Company provided Raich Ende with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Raich Ende furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which it does not agree. A copy of such letter, dated June 2, 2008, is attached hereto as Exhibit 16.1. By filing the letter as an exhibit, the Company is not necessarily indicating its agreement with the statements contained therein.

Effective May 28, 2008, the Board approved the engagement of Grobstein Horwath & Company LLP (“Grobstein Horwath”) as the Company’s new independent registered public accounting firm to provide audit services for the Company.

During the period that Raich Ende served as the Company’s principal accountant, the Company did not consult with Grobstein Horwath regarding the application of accounting principles to a specific transaction, or type of audit opinion that might be rendered on the Company’s financial statements and no written or oral advice was provided by Grobstein Horwath that was a factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, and the Company did not consult with Grobstein Horwath on or regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01      Exhibits.

(d) Exhibits

Number	Description
16.1	Letter regarding change in certifying accountant, dated June 2, 2008 from Raich Ende Malter & Co. LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANDALAY MEDIA, INC.

Dated : June 2, 2008	By:	/s/ James Lefkowitz
James Lefkowitz
President

EXHIBIT INDEX

Exhibit
No.	Description
16.1	Letter regarding change in certifying accountant, dated June 2, 2008 from Raich Ende Malter & Co. LLP.